Exhibit (h)(24)

AMENDED AND RESTATED SUPPLEMENT TO SECOND AMENDED AND RESTATED

ADMINISTRATION AGREEMENT

PIMCO Funds

840 Newport Center Drive

Newport Beach, California 92660

February 27, 2007

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

RE: PIMCO Income Fund

Dear Sirs:

This will confirm the agreement between the undersigned (the “Trust”) and Pacific Investment Management Company LLC (the “Administrator”) as follows:

1.	This Trust is an open-end investment company organized as a Massachusetts business trust, and consisting of such investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. The PIMCO Income Fund (the “Fund”) is a separate investment portfolio of the Trust.

2.	The Trust and the Administrator have entered into a Second Amended and Restated Administration Agreement (the “Agreement”) dated May 5, 2000 (as restated on August 19, 2003), pursuant to which the Trust has employed the Administrator to provide management and administrative services to the Trust as set forth in that Agreement.

3.	As provided in paragraph 1 of the Agreement, the Trust hereby adopts the Agreement with respect to the Fund and the Administrator hereby acknowledges that the Agreement shall pertain to the Fund, the terms and conditions of such Agreement being hereby incorporated herein by reference.

4.	Subject to the approval of the Trust’s Board of Trustees, the Trust consents to the Administrator’s delegation of some or all of its responsibilities under the Administration Agreement with respect to the Fund to a qualified party or parties. Such delegation shall be evidenced by a written agreement to which the Trust need not be a party but which shall be subject to Trustee review and approval. Nothing contained herein shall be deemed to limit in any way the Administrator’s ability to delegate its duties under the Administration Agreement with respect to any other series of shares of the Trust.

5.	As provided in paragraph 5 of the Agreement and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Administrator a monthly fee calculated as a percentage (on an annual basis) of the average daily value of net assets of the Fund during the preceding month at a rate of 0.40% for Class A, Class C and Class R, at a rate of 0.50% for Class D, and at a rate of 0.20% for Institutional Class and Administrative Class.

6.	The Trust and the Administrator hereby agree to amend the Agreement as of the date hereof to add the Fund to Schedule A and to make other changes to Schedule A. Accordingly, the current Schedule A is replaced with the new Schedule A attached hereto.

7.	This Supplement and the Agreement shall become effective with respect to the Fund on February 27, 2007 and shall remain in effect with respect to the Fund, unless sooner terminated as provided herein, for a period not to exceed one year from the effective date and shall continue thereafter on an annual basis with respect to the Fund provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Trust, and (b) by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust or the Administrator, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty: (i) by a vote of a majority of the entire Board of Trustees of the Trust or by a majority of the outstanding voting shares of the Fund or, with respect to a particular class of the Fund, by a vote of a majority of the outstanding shares of such class, on 60 days’ written notice to the Administrator; or (ii) after the initial period commencing on the effective date, by the Administrator at any time on 60 days’ written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

8.	The Declaration of Trust establishing the Trust, as amended and restated effective March 31, 2000, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name “PIMCO Funds” refers to the trustees under the Declaration collectively as trustees and not as individuals or personally, and that no shareholder, trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

Schedule A

Schedule to Second Amended and Restated Administration Agreement

PIMCO Funds (formerly PIMCO Funds: Pacific Investment Management Series)

As of May 27, 2003

(as supplemented on February 27, 2007)

Institutional and Administrative Classes (%)—Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
All Asset	0.05	0.00	0.05
All Asset All Authority	0.05	0.00	0.05
California Intermediate Municipal Bond	0.10	0.12	0.22
California Short Duration Municipal Income	0.10	0.05	0.15
Commercial Mortgage Securities	0.10	0.15	0.25
CommodityRealReturn Strategy	0.10	0.15	0.25
Convertible	0.10	0.15	0.25
Developing Local Markets	0.10	0.30	0.40
Diversified Income	0.10	0.20	0.30
Emerging Local Bond	0.10	0.40	0.50
Emerging Markets Bond	0.10	0.30	0.40
European StocksPLUS TR Strategy	0.10	0.20	0.30
Extended Duration	0.10	0.15	0.25
Far East (Ex-Japan) StocksPLUS TR Strategy	0.10	0.20	0.30
Floating Income Fund	0.10	0.15	0.25
Foreign Bond (U.S. Dollar-Hedged)	0.10	0.15	0.25
Foreign Bond (Unhedged)	0.10	0.15	0.25
Fundamental IndexPLUS	0.10	0.15	0.25
Fundamental IndexPLUS TR	0.10	0.15	0.25
Global Bond (Unhedged)	0.10	0.20	0.30
Global Bond (U.S. Dollar-Hedged)	0.10	0.20	0.30
GNMA	0.10	0.15	0.25
High Yield	0.10	0.15	0.25
High Yield Municipal Fund	0.10	0.15	0.25
Income Fund	0.10	0.10	0.20
International StocksPLUS TR Strategy (U.S. Dollar-Hedged)	0.10	0.20	0.30
International StocksPLUS TR Strategy (Unhedged)	0.10	0.15	0.25
Investment Grade Corporate Bond	0.10	0.15	0.25
Japanese StocksPLUS TR Strategy	0.10	0.20	0.30
Liquid Assets	0.05	0.00	0.05
Loan Obligation	0.10	0.15	0.25
Long Duration	0.10	0.15	0.25
Long Duration Total Return	0.10	0.15	0.25
Long-Term U.S. Government	0.10	0.15	0.25
Low Duration	0.10	0.08	0.18
Low Duration II	0.10	0.15	0.25
Low Duration III	0.10	0.15	0.25
Moderate Duration	0.10	0.10	0.20
Money Market	0.10	0.10	0.20
Municipal Bond	0.10	0.14	0.24
New York Municipal Bond	0.10	0.12	0.22
Real Return	0.10	0.10	0.20
Real Return Asset	0.10	0.15	0.25
RealEstateRealReturn Strategy	0.10	0.15	0.25
Short Duration Municipal Income	0.10	0.05	0.15
Short-Term	0.10	0.10	0.20
Small Cap StocksPLUS TR Fund	0.10	0.15	0.25
StocksPLUS	0.10	0.15	0.25
StocksPLUS Municipal-Backed	0.10	0.15	0.25
StocksPLUS TR Short Strategy	0.10	0.15	0.25
StocksPLUS Total Return	0.10	0.15	0.25
Total Return	0.10	0.08	0.18
Total Return II	0.10	0.15	0.25
Total Return III	0.10	0.15	0.25
Total Return Mortgage	0.10	0.15	0.25

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to Second Amended and Restated Administration Agreement

PIMCO Funds (formerly PIMCO Funds: Pacific Investment Management Series)

As of May 27, 2003

(as supplemented on February 27, 2007)

Classes A, B and C (%)—Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
All Asset	0.10	0.30	0.40
All Asset All Authority[2]	0.10	0.30	0.40
California Intermediate Municipal Bond	0.10	0.25	0.35
California Short Duration Municipal Income	0.10	0.25	0.35
Commercial Mortgage Securities	0.10	0.30	0.40
CommodityRealReturn Strategy	0.10	0.40	0.50
Convertible	NA	NA	NA
Developing Local Markets[3]	0.10	0.45	0.55
Diversified Income	0.10	0.35	0.45
Emerging Local Bond	0.10	0.55	0.65
Emerging Markets Bond	0.10	0.45	0.55
European StocksPLUS TR Strategy	0.10	0.35	0.45
Extended Duration	0.10	0.30	0.40
Far East (Ex-Japan) StocksPLUS TR Strategy	0.10	0.35	0.45
Floating Income Fund	0.10	0.30	0.40
Foreign Bond (U.S. Dollar-Hedged)	0.10	0.35	0.45
Foreign Bond (Unhedged)	0.10	0.35	0.45
Fundamental IndexPLUS	0.10	0.30	0.40
Fundamental IndexPLUS TR	0.10	0.30	0.40
Global Bond (Unhedged)	0.10	0.35	0.45
Global Bond (U.S. Dollar-Hedged)	0.10	0.35	0.45
GNMA	0.10	0.30	0.40
High Yield	0.10	0.30	0.40
High Yield Municipal Fund	0.10	0.30	0.40
Income Fund	0.10	0.30	0.40
International StocksPLUS TR Strategy (U.S. Dollar-Hedged)	0.10	0.35	0.45
International StocksPLUS TR Strategy (Unhedged)	0.10	0.30	0.40
Investment Grade Corporate Bond	0.10	0.30	0.40
Japanese StocksPLUS TR Strategy	0.10	0.35	0.45
Liquid Assets	NA	NA	NA
Loan Obligation	NA	NA	NA
Long Duration	0.10	0.30	0.40
Long Duration Total Return	0.10	0.30	0.40
Long-Term U.S. Government	0.10	0.30	0.40
Low Duration	0.10	0.25	0.35
Low Duration II	0.10	0.30	0.40
Low Duration III	0.10	0.30	0.40
Moderate Duration	0.10	0.30	0.40
Money Market	0.10	0.25	0.35
Municipal Bond	0.10	0.25	0.35
New York Municipal Bond	0.10	0.25	0.35
Real Return	0.10	0.30	0.40
Real Return Asset	0.10	0.30	0.40
RealEstateRealReturn Strategy	0.10	0.35	0.45
Short Duration Municipal Income[4]	0.10	0.25	0.35
Short-Term[4]	0.10	0.25	0.35
Small Cap StocksPLUS TR	0.10	0.30	0.40
StocksPLUS	0.10	0.30	0.40
StocksPLUS Municipal-Backed	0.10	0.40	0.50
StocksPLUS TR Short Strategy	0.10	0.30	0.40
StocksPLUS Total Return	0.10	0.30	0.40
Total Return	0.10	0.30	0.40
Total Return II	0.10	0.30	0.40

Fund	Core Expenses[1]	Other Expenses	Total
Total Return III	0.10	0.30	0.40
Total Return Mortgage	0.10	0.30	0.40

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.
[2]	Administrative fee for B shares is 0.45%.
[3]	Administrative fee for B shares is 0.65%.
[4]	Refer to the Expense Limitation Agreement for certain fee waivers.

Schedule A

Schedule to Second Amended and Restated Administration Agreement

PIMCO Funds (formerly PIMCO Funds: Pacific Investment Management Series)

As of May 27, 2003

(as supplemented on February 27, 2007)

Class D (%)—Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
All Asset	0.10	0.55	0.65
All Asset All Authority	0.10	0.55	0.65
California Intermediate Municipal Bond	0.10	0.50	0.60
California Short Duration Municipal Income	0.10	0.50	0.60
Commercial Mortgage Securities	0.10	0.55	0.65
CommodityRealReturn Strategy	0.10	0.65	0.75
Convertible	NA	NA	NA
Developing Local Markets	0.10	0.70	0.80
Diversified Income	0.10	0.60	0.70
Emerging Local Bond	0.10	0.80	0.90
Emerging Markets Bond	0.10	0.70	0.80
European StocksPLUS TR Strategy	0.10	0.60	0.70
Extended Duration	0.10	0.55	0.65
Far East (Ex-Japan) StocksPLUS TR Strategy	0.10	0.60	0.70
Floating Income Fund	0.10	0.55	0.65
Foreign Bond (U.S. Dollar-Hedged)	0.10	0.60	0.70
Foreign Bond (Unhedged)	0.10	0.60	0.70
Fundamental IndexPLUS	0.10	0.55	0.65
Fundamental IndexPLUS TR	0.10	0.55	0.65
Global Bond (Unhedged)	0.10	0.60	0.70
Global Bond (U.S. Dollar-Hedged)	0.10	0.60	0.70
GNMA	0.10	0.55	0.65
High Yield	0.10	0.55	0.65
High Yield Municipal Fund	0.10	0.55	0.65
Income Fund	0.10	0.40	0.50
International StocksPLUS TR Strategy (U.S. Dollar-Hedged)	0.10	0.60	0.70
International StocksPLUS TR Strategy (Unhedged)	0.10	0.55	0.65
Investment Grade Corporate Bond	0.10	0.55	0.65
Japanese StocksPLUS TR Strategy	0.10	0.60	0.70
Liquid Assets	NA	NA	NA
Loan Obligation	NA	NA	NA
Long Duration	0.10	0.55	0.65
Long Duration Total Return	0.10	0.55	0.65
Long-Term U.S. Government	0.10	0.55	0.65
Low Duration	0.10	0.40	0.50
Low Duration II	0.10	0.55	0.65
Low Duration III	0.10	0.55	0.65
Moderate Duration	0.10	0.55	0.65
Money Market	0.10	0.35	0.45
Municipal Bond	0.10	0.50	0.60
New York Municipal Bond	0.10	0.50	0.60
Real Return	0.10	0.55	0.65
Real Return Asset	0.10	0.55	0.65
RealEstateRealReturn Strategy	0.10	0.60	0.70
Short Duration Municipal Income[2]	0.10	0.50	0.60
Short-Term	0.10	0.40	0.50
Small Cap StocksPLUS TR	0.10	0.55	0.65
StocksPLUS	0.10	0.55	0.65
StocksPLUS Municipal-Backed	0.10	0.65	0.75
StocksPLUS TR Short Strategy	0.10	0.55	0.65
StocksPLUS Total Return	0.10	0.55	0.65
Total Return	0.10	0.40	0.50
Total Return II	0.10	0.55	0.65
Total Return III	0.10	0.55	0.65
Total Return Mortgage	0.10	0.55	0.65

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.
[2]	Refer to the Expense Limitation Agreement for certain fee waivers.

Schedule A

Schedule to Second Amended and Restated Administration Agreement

PIMCO Funds (formerly PIMCO Funds: Pacific Investment Management Series)

As of May 27, 2003

(as supplemented on February 24, 2004)

Class J and K (%)—Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
Foreign Bond (U.S. Dollar-Hedged)	0.05	0.20	0.25
Global Bond (Unhedged)	0.05	0.25	0.30
High Yield	0.05	0.20	0.25
Low Duration	0.05	0.20	0.25
Low Duration II	0.05	0.20	0.25
Short-Term	0.05	0.20	0.25
StocksPLUS	0.05	0.20	0.25
Total Return	0.05	0.20	0.25
Total Return II	0.05	0.20	0.25

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to Second Amended and Restated Administration Agreement

PIMCO Funds (formerly PIMCO Funds: Pacific Investment Management Series)

As of May 27, 2003

(as supplemented on February 28, 2006)

Advisor Class (%)—Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
All Asset	0.05	0.10	0.15
All Asset All Authority	0.05	0.10	0.15
California Intermediate Municipal Bond	0.10	0.22	0.32
CommodityRealReturn Strategy	0.10	0.25	0.35
Convertible	0.10	0.25	0.35
Developing Local Markets	0.10	0.50	0.60
Diversified Income	0.10	0.30	0.40
Emerging Markets Bond	0.10	0.40	0.50
European StocksPLUS TR Strategy	0.10	0.30	0.40
Far East (Ex-Japan) StocksPLUS TR Strategy	0.10	0.30	0.40
Floating Income Fund	0.10	0.25	0.35
Foreign Bond (U.S. Dollar-Hedged)	0.10	0.25	0.35
Foreign Bond (Unhedged)	0.10	0.25	0.35
Fundamental IndexPLUS	0.10	0.25	0.35
Fundamental IndexPLUS TR	0.10	0.25	0.35
Global Bond (Unhedged)	0.10	0.30	0.40
Global Bond (U.S. Dollar-Hedged)	0.10	0.30	0.40
GNMA	0.10	0.25	0.35
High Yield	0.10	0.25	0.35
International StocksPLUS TR Strategy (U.S. Dollar-Hedged)	0.10	0.30	0.40
Investment Grade Corporate Bond	0.10	0.25	0.35
Japanese StocksPLUS TR Strategy	0.10	0.30	0.40
Long-Term U.S. Government	0.10	0.25	0.35
Low Duration	0.10	0.10	0.20
Low Duration II	0.10	0.25	0.35
Low Duration III	0.10	0.25	0.35
Moderate Duration	0.10	0.20	0.30
Money Market	0.10	0.20	0.30
Municipal Bond	0.10	0.20	0.30
New York Municipal Bond	0.10	0.22	0.32
Real Return	0.10	0.20	0.30
Real Return Asset	0.10	0.25	0.35
RealEstateRealReturn Strategy	0.10	0.30	0.40
Short Duration Municipal Income	0.10	0.19	0.29
Short-Term	0.10	0.10	0.20
Small Cap StocksPLUS TR	0.10	0.25	0.35
StocksPLUS	0.10	0.25	0.35
StocksPLUS Municipal-Backed	0.10	0.30	0.40
StocksPLUS TR Short Strategy	0.10	0.30	0.40
StocksPLUS Total Return	0.10	0.25	0.35
Total Return	0.10	0.10	0.20
Total Return II	0.10	0.25	0.35
Total Return III	0.10	0.25	0.35
Total Return Mortgage	0.10	0.25	0.35

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to Second Amended and Restated Administration Agreement

PIMCO Funds (formerly PIMCO Funds: Pacific Investment Management Series)

As of May 27, 2003

(as supplemented on February 27, 2007)

Class R (%)—Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
All Asset	0.10	0.35	0.45
All Asset All Authority	0.10	0.35	0.45
California Intermediate Municipal Bond	0.10	0.25	0.35
Commercial Mortgage Securities	0.10	0.30	0.40
CommodityRealReturn Strategy	0.10	0.40	0.50
Convertible	0.10	0.30	0.40
Developing Local Markets	0.10	0.55	0.65
Diversified Income	0.10	0.35	0.45
Emerging Markets Bond	0.10	0.45	0.55
European StocksPLUS TR Strategy	0.10	0.35	0.45
Far East (Ex-Japan) StocksPLUS TR Strategy	0.10	0.35	0.45
Floating Income Fund	0.10	0.30	0.40
Foreign Bond (U.S. Dollar-Hedged)	0.10	0.35	0.45
Foreign Bond (Unhedged)	0.10	0.35	0.45
Fundamental IndexPLUS	0.10	0.30	0.40
Fundamental IndexPLUS TR	0.10	0.30	0.40
Global Bond (Unhedged)	0.10	0.35	0.45
Global Bond (U.S. Dollar-Hedged)	0.10	0.35	0.45
GNMA	0.10	0.30	0.40
High Yield	0.10	0.30	0.40
Income Fund	0.10	0.30	0.40
International StocksPLUS TR Strategy International (U.S. Dollar-Hedged)	0.10	0.45	0.55
Investment Grade Corporate Bond	0.10	0.30	0.40
Japanese StocksPLUS TR Strategy	0.10	0.35	0.45
Long Duration	0.10	0.30	0.40
Long-Term U.S. Government	0.10	0.30	0.40
Low Duration	0.10	0.25	0.35
Low Duration II	0.10	0.30	0.40
Low Duration III	0.10	0.30	0.40
Moderate Duration	0.10	0.30	0.40
Money Market	0.10	0.25	0.35
Municipal Bond	0.10	0.25	0.35
New York Municipal Bond	0.10	0.25	0.35
Real Return	0.10	0.30	0.40
Real Return Asset	0.10	0.30	0.40
RealEstateRealReturn Strategy	0.10	0.40	0.50
Short Duration Municipal Income[2]	0.10	0.25	0.35
Short-Term[2]	0.10	0.25	0.35
Small Cap StocksPLUS TR	0.10	0.30	0.40
StocksPLUS	0.10	0.30	0.40
StocksPLUS Municipal-Backed	0.10	0.40	0.50
StocksPLUS TR Short Strategy	0.10	0.35	0.45
Total Return	0.10	0.30	0.40
Total Return II	0.10	0.30	0.40
Total Return III	0.10	0.30	0.40
Total Return Mortgage	0.10	0.30	0.40

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.
[2]	Refer to the Expense Limitation Agreement for certain fee waivers.

Schedule B

Schedule to Second Amended and Restated Administration Agreement

PIMCO Funds: Pacific Investment Management Series

As of May 27, 2003

(as supplemented May 24, 2005)

Private Portfolios (%)—Fee Rates

PORTFOLIO	Total
Asset-Backed Securities Portfolio	0.03
Asset-Backed Securities Portfolio II	0.03
Emerging Markets Portfolio	0.10
Developing Local Markets Portfolio	0.10
High Yield Portfolio	0.03
International Portfolio	0.10
Investment Grade Corporate Portfolio	0.03
Mortgage Portfolio	0.03
Mortgage Portfolio II	0.03
Municipal Sector Portfolio	0.03
Opportunity Portfolio[1]	0.04
Real Return Portfolio	0.03
Short-Term Portfolio	0.03
Short-Term Portfolio II	0.03
U.S. Government Sector Portfolio	0.03
U.S. Government Sector Portfolio II	0.03

[1]	Opportunity Portfolio has not been offered to clients.

If the foregoing correctly sets forth the agreement between the Trust and the Administrator, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

PIMCO FUNDS

By:	/s/ Ernest L. Schmider
Title:	President

ACCEPTED
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:	/s/ Brent R. Harris
Title:	Managing Director